EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT
As of July 27, 2024

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
"Cisco Internetworking" Limited Liability Company	Armenia
3CInteractive LLC	Delaware
47Line Technologies Private Limited	India
Acacia Communications (Ireland) Limited	Ireland
Acacia Communications Holdings, Ltd.	Bermuda
Acacia Communications, Inc.	Delaware
Acacia Technologies (UK) Limited	United Kingdom
Acacia Technology, Inc.	Delaware
Acano (UK) Limited	United Kingdom
Accedian Canada Software ULC Accedian Canada Logiciel ULC	Canada
Accedian France SAS	France
Accedian Holdings CAN, ULC	Canada
Accedian Holdings US LLC	Delaware
Accedian Networks (Ireland) Limited	Ireland
Accedian Networks (Japan) KK	Japan
Accedian Networks (Sweden) AB	Sweden
Accedian Networks (UK) Ltd	United Kingdom
Accedian Networks Comercio de Equipamentos de Redes e Servicos Ltda	Brazil
Accedian Networks Inc. / Les Reseaux Accedian Inc.	Canada
Accedian Networks India Private Limited	India
Accedian Networks LLC	Delaware
Accedian Networks México, S. De R.L. De C.V.	Mexico
Accedian Networks US LLC	Delaware
ACIA Communications Technology (India) Private Limited	India
Airespace Wireless Networks Private Limited	India
AppDynamics Asia Pacific Pte. Ltd.	Singapore
AppDynamics International Ltd	United Kingdom
AppDynamics LLC	Delaware
AppDynamics Proprietary Limited	South Africa
AppDynamics Technologies India Private Limited	India
AppDynamics UK Ltd	United Kingdom
Armorblox LLC	Delaware
Armorblox Private Limited	India
BroadSoft Adaption LLC	Delaware
BroadSoft Australia Pty Limited	Australia
BroadSoft Germany GmbH	Germany
BroadSoft International LLC	Delaware
BroadSoft Italy S.r.l.	Italy
BroadSoft Ltd	United Kingdom
BroadSoft Mexico, S. de R.L. de C.V.	Mexico
BroadSoft SAS	France
BroadSoft Technologies Private Ltd.	India
BroadSoft UK Holding Company Ltd	United Kingdom
BroadSoft UK Operating Company Ltd	United Kingdom
BroadSoft, Inc.	Delaware
Center for Cisco Heritage, LLC	Delaware
Cisco (China) Innovation Technology Co., Ltd.	China
Cisco (Saudi Arabia) Support Limited	Saudi Arabia
Cisco Bahrain W.L.L	Bahrain
Cisco Bilgisayar ve Internet Sistemleri Limited Sirketi	Turkey

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Capital (Dubai) Limited	United Arab Emirates
Cisco Capital Mexico, S. de R.L. de C.V.	Mexico
Cisco China Company, Limited	China
Cisco China Holdings (HK) Limited	Hong Kong
Cisco Comercio e Servicos de Hardware e Software do Brasil Ltda	Brazil
Cisco Commerce India Private Limited	India
Cisco do Brasil Ltda	Brazil
Cisco Dutch Holdings B.V.	Netherlands
Cisco International Israel Limited	Israel
Cisco International Limited	United Kingdom
Cisco International Taiwan, Ltd.	Taiwan
Cisco Internetworking Systems Hellas S.A.	Greece
Cisco Investments B.V.	Netherlands
Cisco Investments LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco Morocco	Morocco
Cisco Netherlands B.V.	Netherlands
Cisco Norway AS	Norway
Cisco Norway Holdings AS	Norway
Cisco OpenDNS LLC	Delaware
Cisco Optical GmbH	Germany
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt L.L.C.	Delaware
Cisco RG Israel Ltd	Israel
Cisco Saudi Arabia Limited	Saudi Arabia
Cisco SCM (Thailand) Limited	Thailand
Cisco Serbia doo Beograd	Serbia
Cisco Services & Spares India Private Limited	India
Cisco Services (Hong Kong) Limited	Hong Kong
Cisco Services Malaysia SDN. BHD.	Malaysia
Cisco Solutions France SAS	France
Cisco Solutions (Switzerland) GmbH	Switzerland
Cisco Solutions GmbH	Germany
Cisco Solutions Guatemala, Limitada	Guatemala
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (China) Information Technology Services Limited	China
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) s.r.o.	Czech Republic
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Republic of Korea
Cisco Systems (Malaysia) SDN. BHD.	Malaysia
Cisco Systems (Myanmar) Company Limited	Myanmar
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain), S.L.	Spain

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad and Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium BV	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co. / Les Systemes Cisco Canada CIE	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Republic of Korea
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada CIE	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital SDN. BHD.	Malaysia
Cisco Systems Chile S.A.	Chile
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S. de R.L. de C.V.	Mexico
Cisco Systems Dominicana, S.R.L.	Dominican Republic
Cisco Systems Egypt L.L.C.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International Unlimited Company	Ireland
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH	Germany
Cisco Systems Holdings UK Limited	United Kingdom
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary
Cisco Systems International B.V.	Netherlands
Cisco Systems International FZ-LLC	United Arab Emirates
Cisco Systems International Sàrl	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. Za Marketing, Tehnicke I Druge Usluge Sarajevo	Bosnia and Herzegovina
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Limited	United Kingdom
Cisco Systems LLC	Oman

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Luxembourg International s.à r.l.	Luxembourg
Cisco Systems Macedonia DOOEL Skopje	Republic of North Macedonia
Cisco Systems Management B.V.	Netherlands
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. z o. o.	Poland
Cisco Systems Portugal - Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.r.l.	Romania
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, spol. s. r.o.	Slovakia
Cisco Systems Taiwan, Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	Bolivarian Republic of Venezuela
Cisco Systems Vietnam Limited (Cong Ty Trach Nhiem Huu Han Cisco Systems Vietnam)	Vietnam
Cisco Technologies (Beijing) Co., Ltd	China
Cisco Technologies New Zealand Limited	New Zealand
Cisco Technologies Philippines, Inc.	Philippines
Cisco Technology (Bermuda) Ltd.	Bermuda
Cisco Technology and Services (South Africa) (Pty) Ltd.	South Africa
Cisco Technology Bangladesh Ltd.	Bangladesh
Cisco Technology Belgium BV	Belgium
Cisco Technology Denmark ApS	Denmark
Cisco Technology Services (Dalian) Co., Ltd.	China
Cisco Technology, Inc.	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco WebEx LLC	Delaware
Cisco Wood Norway Holdings AS	Norway
Cisco Worldwide Holdings Ltd.	Bermuda
CiscoSystems Ecuador S.A.	Ecuador
CliQr Technologies India Private Limited	India
CliQr Technologies LLC	Delaware
Code BGP LLC	Delaware
Code BGP Monoprosopi I.K.E.	Greece
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
Customer Analytics Technologies LLC	Delaware
Customer Analytics Technologies Pte. Ltd	Singapore
Customer Insight 360 Technologies Private Limited	India
Duo Security LLC	Delaware
Epsagon Ltd.	Israel
Exablaze Pty Ltd	Australia
ExtendMedia LLC	Delaware
Fluidmesh Networks S.r.l.	Italy
Fluidmesh Networks, LLC	Delaware
Healthcare Communications UK Ltd	United Kingdom
IMI Mobile Vas Ltd FZE	United Arab Emirates

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
IMI Mobile VAS Nigeria Limited	Nigeria
IMImobile African Holdings Limited	United Kingdom
IMImobile Canada ULC	Canada
IMImobile Cloud Communications (India) Private Limited	India
IMImobile Europe Limited	United Kingdom
IMImobile Intelligent Networks Limited	United Kingdom
IMImobile International Limited	United Kingdom
IMImobile Limited	United Kingdom
IMImobile LLC	Delaware
IMImobile North America LLC	Delaware
IMImobile Software Limited	United Kingdom
IMImobile South Africa (Pty) Ltd	South Africa
IMImobile South Africa 1 Limited	United Kingdom
IMImobile South Africa 2 Limited	United Kingdom
Impact Mobile USA LLC	Delaware
Isovalent GmbH	Switzerland
Isovalent LLC	Delaware
Jasper Technologies LLC	Delaware
July Systems and Technologies Private Limited	India
July Systems LLC	Delaware
Kenna Security LLC	Delaware
Lenco International Limited	British Virgin Islands
Lenco Technology Group Limited	British Virgin Islands
Lightspin LLC	Delaware
Lightspin Technologies Ltd.	Israel
Limited Liability Company "Cisco Systems Ukraine"	Ukraine
Luxtera LLC	Delaware
LX Capital Limited	United Kingdom
Meraki Japan G.K.	Japan
Meraki Limited	United Kingdom
Meraki LLC	Delaware
Modcam AB	Sweden
NDS Finance Limited	United Kingdom
NDS Group Limited	United Kingdom
NDS Holdings B.V.	Netherlands
NDS Sweden AB	Sweden
Neohapsis International LLC	Delaware
Neohapsis LLC	Delaware
Neohapsis Software Private Limited	India
Neohapsis, Inc.	Illinois
Oort Cloud Ltd.	Israel
Oort LLC	Delaware
Pawaa Software Private Limited	India
Perspica Networks Private Limited	India
Portshift Software Technologies Ltd	Israel
PT Cisco Systems Indonesia	Indonesia
PT Cisco Technologies Indonesia	Indonesia
replex GmbH	Germany
Rizio LLC	Delaware
Rostrvm Solutions Limited	United Kingdom
SamKnows Limited	United Kingdom
SamKnows LLC	Delaware
Sedonasys Systems LTD	Israel

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Sedonasys Systems, S. de R.L. de C.V.	Mexico
Sentryo SAS	France
SIA "Cisco Latvia"	Latvia
SignalFx France SARL	France
SignalFx Germany GmbH	Germany
SignalFx LLC	Delaware
SignalFx Netherlands B.V.	Netherlands
SignalFx Sweden AB	Sweden
sli.do s. r. o.	Slovakia
Smartlook.com, s.r.o.	Czech Republic
Socio Labs LLC	Delaware
Splunk Cayman Holding Ltd.	Cayman Islands
Splunk Inc.	Delaware
Splunk Information Technology (Shanghai) Co., Ltd.	China
Splunk Ireland Limited	Ireland
Splunk Services Arabia Limited	Saudi Arabia
Splunk Services Australia Pty. Ltd.	Australia
Splunk Services Belgium BV	Belgium
Splunk Services Canada ULC	Canada
Splunk Services Cayman Ltd.	Cayman Islands
Splunk Services Costa Rica Sociedad De Responsabilidad Limitada	Costa Rica
Splunk Services Czech Republic s.r.o.	Czech Republic
Splunk Services Estonia OÜ	Estonia
Splunk Services France SAS	France
Splunk Services FZ-LLC	United Arab Emirates
Splunk Services Germany GmbH	Germany
Splunk Services Hong Kong Limited	Hong Kong
Splunk Services India Private Limited	India
Splunk Services Israel Ltd.	Israel
Splunk Services Japan GK	Japan
Splunk Services Korea	Korea, Republic of
Splunk Services LLC	Delaware
Splunk Services Malaysia Sdn. Bhd.	Malaysia
Splunk Services Netherlands B.V.	Netherlands
Splunk Services New Zealand Limited	New Zealand
Splunk Services Poland sp. z.o.o.	Poland
Splunk Services Singapore Pte. Ltd.	Singapore
Splunk Services South Africa (PTY) Ltd.	South Africa
Splunk Services Sweden AB	Sweden
Splunk Services Switzerland AG	Switzerland
Splunk Services UK Limited	United Kingdom
Splunk Serviços do Brasil Ltda.	Brazil
Splunk Technology Consulting (Beijing) Co., Ltd.	China
Starent International LLC	Delaware
Starent Networks (India) Private Limited	India
Starent Networks India Sales and Services Private Limited	India
Starent Networks LLC	Delaware
Tail-f Systems AB	Sweden
Tandberg Products UK Limited	United Kingdom
Tandberg Technology (India) Private Limited	India
Tandberg Telecom UK Limited	United Kingdom
Tap2Bill Limited	United Kingdom
ThousandEyes Germany GmbH	Germany

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
ThousandEyes LLC	Delaware
TwinWave Security LLC	Delaware
Txtlocal Limited	United Kingdom
UAB "Cisco LT"	Lithuania
Ukhozi Digital (Pty) Limited	South Africa
Valtix LLC	Delaware
Viptela LLC	Delaware
Viptela, Inc.	Delaware
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Communications India Private Limited	India
WebEx Communications UK, Ltd.	United Kingdom
WebEx Worldwide B.V.	Netherlands
Working Group Two AB	Sweden
Working Group Two AS	Norway
Working Group Two G.K.	Japan
Working Group Two GmbH	Germany
Wrappup FZ-LLC	United Arab Emirates
Wrappup LLC	Delaware
Zomojo Pty. Ltd.	Australia